UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 14, 2006
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PSEG POWER LLC
(Exact name of registrant as specified in its charter)

Delaware	000-49614	22-3663480
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)

New Jersey	000-32503	42-1544079
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately furnished by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.
Item 1.02. Termination of a Material Definitive Agreement
On December 20, 2004, PSEG entered into an Agreement and Plan of Merger (Merger Agreement) with Exelon Corporation (Exelon) providing for a merger of PSEG with and into Exelon. The Merger Agreement provided that each share of PSEG common stock would be converted into 1.225 shares of Exelon common stock. The transactions contemplated by the Merger Agreement were approved by the boards of directors and shareholders of PSEG and Exelon. PSEG and Exelon have obtained all regulatory approvals from the principal governmental authorities involved to complete the merger, except the New Jersey Board of Public Utilities.
Under the terms of the Merger Agreement, if the merger was not consummated by June 20, 2006, either party could terminate without financial penalty. On September 14, 2006, PSEG received from Exelon a formal notice of termination under the terms of the Merger Agreement. PSEG and Exelon issued a joint statement regarding the circumstances surrounding the termination, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
PSEG entered into an Operating Services Agreement (OSC) with Exelon, which commenced on January 17, 2005 relating to the operation of the Hope Creek and Salem nuclear generation stations. The OSC is in full force and effect and currently terminates in January 2007. Upon any termination, at the election of PSEG, Exelon shall continue to provide the full complement of personnel and services that were being supplied prior to termination for a transition period of up to three years.
Item 8.01. Other Information
On September 14, 2006, PSEG issued a press release reaffirming its earnings guidance for 2006 and providing preliminary earnings guidance for 2007. A copy of the release is furnished herewith as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Joint Statement of PSEG and Exelon
99.2	Press release relating to PSEG’s 2006 and 2007 earnings guidance

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)
Date: September 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: September 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)
By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller (Principal Accounting Officer)

Date: September 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Controller
(Principal Accounting Officer)
Date: September 14, 2006

6